                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 14, 1998


                       AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact Name of Registrant as Specified in its Charter)


          TEXAS                          1-9016                 75-6335572
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)


         6210 NORTH BELTLINE ROAD, SUITE 170, IRVING, TEXAS          75063
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


       Registrant's telephone number, including area code: (972) 756-6000

The undersigned Registrant hereby amends its Current Report on Form 8-K dated October 14,1998, which was filed with the Securities and Exchange Commission on October 29, 1998, to include the financial statements for the A&A Portfolio Properties and the A&A Virginia Properties (together the "A&A Portfolio" or the "Properties") required by Item 7 (a) and the pro forma financial information required by Item 7 (b).

The Trust evaluated the historical sources of revenue and nature of expenses related to the Properties as part of its due diligence procedures. The Trust is not aware of any material factors related to the Properties that would cause the financial information included herein not to be necessarily indicative of future operating results.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.

     (b) Pro Forma Financial Information: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.

     (c)  Exhibits
         The following exhibits are filed with this report:

         Exhibit
         Number            Description

10.1 Purchase and Sale Agreement, dated as of May 10, 1998, by and between A&A Greenbrier, Inc., A&A Northpointe B, Inc., A&A Northpointe C, Inc. and A&A Greenbrier Tech, Inc. and DDR Office Flex Corporation.
10.2 Purchase and Sale Agreement, dated as of May 10, 1998, by and between Battlefield/Virginia, Inc. and DDR Office Flex Corporation.
10.3 Amendment to Purchase and Sale Agreement dated July 8, 1998, by and between A&A Greenbrier, Inc., A&A Northpointe B, Inc., A&A Northpointe C, Inc. and A&A Greenbrier Tech, Inc. and DDR Office Flex Corporation.
10.4 Amendment to Purchase and Sale Agreement dated July 8, 1998, by and between Battlefield/Virginia, Inc. and DDR Office Flex Corporation.
10.5 Second Amendment to Purchase and Sale Agreement dated September 30, 1998, by and between A&A Greenbrier, Inc., A&A Northpointe B, Inc., A&A Northpointe C, Inc. and A&A Greenbrier Tech, Inc. and DDR Office Flex Corporation.
10.6 Second Amendment to Purchase and Sale Agreement dated September 30, 1998, by and between Battlefield/Virginia, Inc. and DDR Office Flex Corporation.
10.7 Special Warranty Deed, dated as of October 14, 1998, by and between A&A Greenbrier, Inc. and American Industrial Properties REIT.
10.8 Special Warranty Deed, dated as of October 14, 1998, by and between A&A Northpointe B, Inc. and American Industrial Properties REIT.
10.9 Special Warranty Deed, dated as of October 14, 1998, by and between A&A Northpointe C, Inc. and American Industrial Properties REIT.
10.10 Special Warranty Deed, dated as of October 14, 1998, by and between A&A Greenbrier Tech, Inc. and American Industrial Properties REIT.
23.1    Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AMERICAN INDUSTRIAL PROPERTIES REIT

                                      By: /s/ CHARLES W. WOLCOTT
                                 -----------------------------------------------
                                               Charles W. Wolcott
                                          President and Chief Executive
                                                    Officer
December 28, 1998

INDEX TO FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

FINANCIAL STATEMENTS
The A&A PORTFOLIO PROPERTIES
         Report of Independent Accountants.................................................................    F-2
         Combined Statement of Revenue and Certain Expenses for the year ended
         October 31, 1998..................................................................................    F-3
         Notes to Combined Statement of Revenue and Certain Expenses.......................................    F-4

The A&A VIRGINIA PROPERTIES
         Report of Independent Accountants.................................................................    F-6
         Combined Statement of Revenue and Certain Expenses for the year ended
         December 31, 1997 and the nine month period ended September 30, 1998
         (Unaudited).......................................................................................    F-7
         Notes to Combined Statement of Revenue and Certain Expenses.......................................    F-8

PRO FORMA FINANCIAL INFORMATION............................................................................    F-10
         Pro forma condensed consolidated balance sheet as of September 30, 1998...........................    F-13
         Pro forma condensed consolidated statement of operations for the nine months
         ended September 30, 1998..........................................................................    F-15
         Pro forma condensed consolidated statement of operations for the year
         ended December 31, 1997...........................................................................    F-17

                        REPORT OF INDEPENDENT ACCOUNTANTS


December 10, 1998

To the Board of Directors and Shareholders of American Industrial Properties REIT


We have audited the accompanying combined statement of revenue and certain expenses of The A&A Portfolio Properties, described in Note 1, for the year ended October 31, 1998. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined historical statement is prepared on the basis described in Note 2, for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (for inclusion in Form 8-K/A of American Industrial Properties REIT) and is not intended to be a complete presentation of the combined revenues and expenses of The A&A Portfolio Properties.

In our opinion, the combined historical statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of The A&A Portfolio Properties, on the basis described in Note 2, for the year ended October 31, 1998, in conformity with generally accepted accounting principles.




PricewaterhouseCoopers LLP
Cleveland, Ohio

AMERICAN INDUSTRIAL PROPERTIES REIT
THE A&A PORTFOLIO PROPERTIES
COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-------------------------------------------------------------------------------


                                          Year Ended
                                       October 31, 1998
                                       ----------------
Revenue:
   Minimum rents                          $1,819,674
   Recoveries from tenants                   326,418
                                          ----------
                                           2,146,092
                                          ----------
Certain expenses:
   Operating and maintenance                 148,264
   Real estate taxes                         188,039
                                          ----------
                                             336,303
                                          ----------
Revenue in excess of certain expenses     $1,809,789
                                          ==========


The accompanying notes are an integral part of this combined statement of revenue and certain expenses.

AMERICAN INDUSTRIAL PROPERTIES REIT
THE A&A PORTFOLIO PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-------------------------------------------------------------------------------
1.     OPERATIONS

       For purposes of the accompanying combined statement of revenue and certain expenses, The A&A Portfolio Properties represent two light industrial properties (the "Properties") comprised of three buildings, which American Industrial Properties REIT (the "Trust") acquired in October 1998. A summary of the Properties is as follows:


              Name of Property                            Location                            Year Built
              ----------------                            --------                            ----------
       Battlefield / Virginia, Inc.                       Manassas, VA                        1988 / 1989
       Greenbrier Tech                                    Chesapeake, VA                         1986

       A combined statement of revenue and certain expenses has been presented because the Properties have commonality of ownership, are under common control and management and have been purchased through a single transaction.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Basis of Presentation
       The accompanying combined statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

       The accompanying combined financial statement is not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Trust in the future operations of the Properties, have been excluded. Revenues excluded consist of interest, gains on sales of property, and other revenues unrelated to the continuing operations of the Properties. Expenses excluded consist of depreciation on the building, financing costs, and other general and administrative expenses not directly related to the future operations of the Properties.

       Income Recognition
       Rental income is recorded on the straight line basis.

       Concentration of Risk
       The Properties are concentrated in the Manassas, VA and Chesapeake, VA area. The principal competitive factors in this market are price, location, quality of space, and amenities. The Properties represent a small portion of the total similar space in the market and compete with other properties for tenants. For the year ended October 31, 1998, 59.3% of the combined base rents were derived from the Properties' largest tenant, AT&T. AT&T is the sole tenant of the two Battlefield buildings.

AMERICAN INDUSTRIAL PROPERTIES REIT
THE A&A PORTFOLIO PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-------------------------------------------------------------------------------

       Use of Estimates
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     ACQUISITION OF PROPERTIES BY THE TRUST

       On October 14, 1998, the Trust purchased Battlefield and on October 16, 1998 purchased Greenbrier Tech along with three other light industrial properties, located in Virginia and managed by Cambridge, from a group of related sellers for an aggregate purchase price of $40,170,000. The acquisition of the five properties was funded with $22,421,000 in assumed debt and the remainder in borrowings from Developers Diversified Realty Corporation, a strategic investor in the Trust. The aggregate purchase price related to the Properties was $20,224,000 including assumed debt of $12,388,000.

                        REPORT OF INDEPENDENT ACCOUNTANTS


December 10, 1998

To the Board of Directors and Shareholders of American Industrial Properties REIT


We have audited the accompanying combined statement of revenue and certain expenses of The A&A Virginia Properties, described in Note 1, for the year ended December 31, 1997. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined historical statement is prepared on the basis described in Note 2, for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (for inclusion in Form 8-K/A of American Industrial Properties REIT) and is not intended to be a complete presentation of the combined revenues and expenses of The A&A Virginia Properties.

In our opinion, the combined historical statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of The A&A Virginia Properties, on the basis described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



PricewaterhouseCoopers LLP
Cleveland, Ohio

AMERICAN INDUSTRIAL PROPERTIES REIT
THE A&A VIRGINIA PROPERTIES
COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-------------------------------------------------------------------------------


                                         NINE MONTH
                                        PERIOD ENDED        YEAR ENDED
                                      SEPTEMBER 30, 1998   DECEMBER 31,
                                         (UNAUDITED)           1997
                                      ------------------   ------------
Revenue:
   Minimum rents                          $1,847,597         $2,563,274
   Recoveries from tenants                   181,919            289,373
   Other income                                  900             38,883
                                          ----------         ----------
                                           2,030,416          2,891,530
                                          ----------         ----------
Certain expenses:
   Operating and maintenance                 519,933            647,420
   Real estate taxes                         141,816            189,179
                                          ----------         ----------
                                             661,749            836,599
                                          ----------         ----------
Revenue in excess of certain expenses     $1,368,667         $2,054,931
                                          ==========         ==========

The accompanying notes are an integral part of this combined statement of revenue and certain expenses.

AMERICAN INDUSTRIAL PROPERTIES REIT
THE A&A VIRGINIA PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-------------------------------------------------------------------------------

1.     OPERATIONS

       For purposes of the accompanying combined statement of revenue and certain expenses, The A&A Virginia Properties represents three light industrial properties (the "Virginia Properties") comprised of four buildings, which American Industrial Properties REIT (the "Trust") acquired in October 1998. A summary of the Virginia Properties is as follows:


           Name of Property                               Location                           Year Built
           ----------------                               --------                           ----------
       Northpointe B                                      Sterling, VA                           1986
       Northpointe C                                      Sterling, VA                           1987
       Greenbrier Circle                                  Chesapeake, VA                     1981 / 1983

       A combined statement of revenue and certain expenses has been presented because the Virginia Properties have commonality of ownership, are under common control and management and have been purchased through a single transaction.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Basis of Presentation
       The accompanying combined statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

       The accompanying combined financial statement is not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Trust in the future operations of the Virginia Properties, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Virginia Properties. Expenses excluded consist of depreciation on the building, financing costs, legal fees, and other general and administrative expenses not directly related to the future operations of the Virginia Properties.

       Income Recognition
       Rental income is recorded on the straight line basis.

       Concentration of Risk
       The Virginia Properties are concentrated in the Sterling, VA and Chesapeake, VA area. The principal competitive factors in this market are price, location, quality of space, and amenities. The Virginia Properties represent a small portion of the total similar space in the market and compete with other properties for tenants. For the year ended December 31, 1997, 11.9% of the combined base rents were derived from the Virginia Properties' largest tenant, Northrup Grumann Corporation.

AMERICAN INDUSTRIAL PROPERTIES REIT
THE A&A VIRGINIA PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-------------------------------------------------------------------------------

       Interim Statements
       The interim financial data for the nine months ended September 30, 1998 is unaudited; however, in the opinion of the Trust, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim periods. The results for the period presented are not necessarily indicative of the results for the full year.

       Use of Estimates
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     ACQUISITION OF PROPERTIES BY THE TRUST

       On October 16, 1998, the Trust purchased the Virginia Properties along with one light industrial property and purchased another light industrial property on October 14, 1998, located in Virginia and managed by Cambridge, from a group of related sellers for an aggregate purchase price of $40,170,000. The acquisition of the five properties was funded with $22,421,000 in assumed debt and the remainder in borrowings from Developers Diversified Realty Corporation, a strategic investor in the Trust. The aggregate purchase price related to the Virginia Properties was $19,946,000 including assumed debt of $10,033,000.

                       AMERICAN INDUSTRIAL PROPERTIES REIT

                         PRO FORMA FINANCIAL INFORMATION
             (IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE AMOUNTS)

     The following Pro Forma Condensed Consolidated Balance Sheet of the Trust as of September 30, 1998 has been prepared as if each of the following transactions had occurred as of September 30, 1998: (i) the acquisition of a portfolio consisting of five affiliated industrial properties (the "A&A Portfolio"); (ii) the acquisition of three unrelated properties (the "Other Recent Acquisitions"); (iii) the probable acquisition, through DDR/Tech 29 L. P., a limited partnership in which the Trust will have a controlling ownership interest, of Tech 29 ("Tech 29"), a 290,991 square foot light industrial project consisting of three buildings in Silver Spring, Maryland; (iv) probable acquisition of two unrelated properties (the "Other Probable Acquisitions"); and
(v) the sale of an additional 1,958,003 Common Shares for $15.50 per share to DDR (the "DDR Stock Transaction").

     The properties in the A&A Portfolio are as follows:


PROPERTY                   LOCATION                       TOTAL SQUARE FEET
--------                   --------                       -----------------
AT&T - Battlefield         Manassas, Virginia                 154,226
Greenbrier Circle          Chesapeake, Virginia               228,690
Greenbrier Tech            Chesapeake, Virginia                95,162
Northpointe B              Sterling, Virginia                  36,654
Northpointe C              Sterling, Virginia                  46,080

The Other Recent Acquisitions are as follows:


PROPERTY                   LOCATION                       TOTAL SQUARE FEET
--------                   --------                       -----------------
Technipark Ten             Houston, Texas                     71,635
Columbia Corporate Center  Aliso Viejo, California           128,122
Winter Park                Castleberry, Florida              119,684

      The following Pro Forma Condensed Consolidated Statement of Operations of the Trust for the year ended December 31, 1997 has been prepared as if each of the following transactions had occurred as of January 1, 1997: (i) the acquisition of 15 industrial real estate properties; (ii) the sale of two industrial real estate properties; (iii) the merger with four publicly traded real estate limited partnerships; (iv) the acquisition of the Spieker Portfolio;
(v) the acquisition of North Austin; and (vi) the acquisition, through AIP Operating, L.P., a limited partnership in which the Trust has a 99% controlling ownership interest, of Spring Valley #6 (together with North Austin, the "1998 Acquisitions"), all of the transactions listed in clauses (i) through (vi) are defined and described in Amendment No. 1 to the Current Report on Form 8-K/A of the Trust dated April 30, 1998 and filed with the SEC on July 13, 1998 (the "April 30, 1998 Form 8-K/A"), which is incorporated herein by reference; (vii) the acquisition of Norfolk Commerce
Park ("Norfolk"), a 323,731 square foot light industrial project consisting of three buildings in Norfolk, Virginia; (viii) the acquisition of the A&A Portfolio, described above; (ix) the acquisition of the Other Recent Acquisitions, described above; (x) the probable acquisition of Tech 29, described above; (xi) the sale to DDR of 949,147 Common Shares at $15.50 per share; (xii) the acquisition of five Acquired Properties through the Merger with a subsidiary of DDR and issuance of 1,258,471 Common Shares to DDR; (xiii) the acquisition of the Other Probable Acquisitions; and (xiv) the DDR Stock Transaction.

     The following Pro Forma Condensed Consolidated Statement of Operations of the Trust for the nine months ended September 30, 1998 has been prepared as if each of the following transactions had occurred as of January 1, 1998: (i) the 1998 Acquisitions, described above; (ii) the acquisition of the Spieker Portfolio, described in the April 30, 1998 Form 8-K/A; (iii) the acquisition of Norfolk, described above; (iv) the acquisition of the A&A Portfolio, described above; (v) the acquisition of the Other Recent Acquisitions, described above;
(vi) the probable acquisition of Tech 29, described above; (vii) the sale to DDR of 949,147 Common Shares at $15.50 per share, described above; (viii) the acquisition of the Acquired Properties through the Merger with a subsidiary of DDR and issuance of 1,258,471 Common Shares to DDR, described above (ix) the acquisition of the Other Probable Acquisitions, described above; and (x) the DDR Stock Transaction.

     The Pro Forma Condensed Balance Sheet as of September 30, 1998 and the Pro Forma Condensed Consolidated Statements of Operations of the Trust for the year ended December 31, 1997 and the nine months ended September 30, 1998 exclude any effect from the option of the Trust to require DDR to purchase additional shares with a total purchase price not to exceed $200 million to fund property acquisitions (less $31 million identified to purchase the Other Probable Acquisitions), as no further probable acquisitions have been identified by the Trust.

     The Pro Forma Financial Information of the Trust has been prepared using the purchase method of accounting for the acquisition of the Acquired Properties and other property acquisitions, whereby the assets and liabilities of the properties were adjusted to estimated fair value, based upon preliminary estimates, which are subject to change as additional information is obtained. The allocations of purchase costs are subject to final determination based upon estimates and other evaluations of fair value. Therefore, the allocations reflected in the following Pro Forma Financial Information may differ from the amounts ultimately determined.

     Such Pro Forma Financial Information is based in part upon (i) the Consolidated Financial Statements of the Trust for the year ended December 31, 1997 included in the Trust's Annual Report on Form 10-K for the year ended December 31, 1997; (ii) the Consolidated Financial Statements of the Trust for the nine months ended September 30,

1998 included in the Trust's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998; (iii) the Combined Statement of Revenue and Certain Expenses of Developers Diversified Realty Corporation Properties for the year ended December 31, 1997 and the six months ended June 30, 1998 filed with the SEC with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated July 30, 1998;
(iv) the Combined Statement of Revenue and Certain Expenses of the Norfolk Commerce Park Properties for the year ended December 31, 1997 and the six months ended June 30, 1998 filed with the SEC with the Trust's Current Report on Form 8-K, dated July 30, 1998; (v) the combined statement of revenue and certain expenses of The A&A Virginia Properties for the year ended December 31, 1997 and the nine months ended September 30, 1998, included elsewhere herein; and (vi) the Pro Forma Financial Information presented in the April 30, 1998 Form 8-K/A.

     The Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the financial position or results of operations of the Trust that would have occurred if such transactions had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Trust's management, all material adjustments necessary to reflect the effect of these transactions have been made.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                 (IN THOUSANDS)
                                   (UNAUDITED)




                                                                     ASSETS

                                            Trust              Recent           Probable           DDR Stock            Pro
                                          Historical (A)    Transactions(B)    Acqusitions(C)     Transaction(D)       Forma
                                         ------------       ------------      ------------       ------------       ------------

 Real estate, net                        $    372,796       $     66,555      $    173,338       $       --         $    612,689
 Cash - unrestricted                            7,639               --                --               24,588
                                                                                                      (21,859)
                                                                                                       (2,729)             7,639
 Cash - restricted                              4,391               --                --                 --                4,391
 Other assets, net                              8,304               --                --                 --                8,304
                                         ------------       ------------      ------------       ------------       ------------

                                         $    393,130       $     66,555      $    173,338       $       --         $    633,023
                                         ============       ============      ============       ============       ============


                                                        LIABILITIES AND SHAREHOLDERS' EQUITY

 Mortgage notes payable                  $    207,106       $     27,521      $    100,701       $       --         $    335,328
 Notes payable to affiliates                     --               29,659              --              (21,859)             7,800
 Accrued interest payable                       1,146               --                --                 --                1,146
 Accounts payable, accrued
    expenses and other                          5,509               --                --                 --                5,509
 Distributions payable                          2,945               --                --                 --                2,945
 Tenant security deposits                       1,644               --                --                 --                1,644
                                         ------------       ------------      ------------       ------------       ------------
                                              218,350             57,180           100,701            (21,859)           354,372

 Minority interests                             7,239               --                --                 --                7,239

 Shareholders' equity:
    Shares of beneficial interest
       ($0.10 par value)                        1,348                 60               469                196              2,073
    Additional paid-in capital                275,430              9,315            72,168             24,392            381,305
    Less Shares in treasury, at cost           (2,226)              --                --                 --               (2,226)
    Accumulated distributions                 (65,358)              --                --                 --              (65,358)
    Accumulated loss from operations
       and extraordinary gains (losses)       (44,964)              --                --               (2,729)           (47,693)
    Accumulated net realized gain
       on sales of real estate                  3,311               --                --                 --                3,311
                                         ------------       ------------      ------------       ------------       ------------

                                              167,541              9,375            72,637             21,859            271,412
                                         ------------       ------------      ------------       ------------       ------------

                                         $    393,130       $     66,555      $    173,338       $       --         $    633,023
                                         ============       ============      ============       ============       ============







(A) Represents the historical financial position of the Trust as of September 30, 1998.

(B) Represents adjustments for (i) the acquisition of the A&A Portfolio, $22,421 of which was financed with the assumption of existing mortgages on the properties, which bear interest at rates ranging from 7.375% to 8.13% and mature from October 2004 to March 2016, and $17,749 of which was financed with borrowings on the Trust's demand note with DDR (the "DDR Note"), which bears interest at 10.25% and (ii) the Other Recent Acquisitions, $5,100 of which were financed with borrowings on the Trust's acquisition line of credit (the "Credit Facility"), which bears interest at the 30 day LIBOR rate plus 1.75% and which matures in one year, $11,910 of which was financed with borrowings on the DDR Note, which bears interest at 10.25%, and

     $9,375 which was financed with the proceeds of the sale of 604,838 Common Shares to DDR at $15.50 per share.

(C) Represents adjustments for (i) the probable acquisition, through DDR/Tech 29 L.P., a limited partnership in which the Trust has a controlling ownership interest, of Tech 29, expected to be financed with the assumption of existing mortgages of $10,201 on Tech 29, which bear interest at a weighted average rate of 8.74% and mature in 2003 and 2006 and the proceeds from the sale of 1,034,645 Common Shares to DDR at $15.50 per share and
     (ii) the Other Probable Acquisitions in the amount of $147,100, which are expected to be financed with borrowings of $90,500 on the Credit Facility and the proceeds from the sale of 3,651,613 Common Shares to DDR at $15.50 per share. There can be no assurance that the acquisition of Tech 29 or the other Probable Acquisitions will occur. In addition, there can be no assurance that the Board of Trust Managers will approve the sale of Common Shares to DDR related to DDR's $200 million commitment, of which $31,349 (or 2,022,516 Common Shares), is assumed to be issued. Further, there can be no assurance that the Common Shares will be sold for $15.50 per share.

(D) Represents adjustments for the investment by DDR in the Trust, as approved by the Trust's shareholders at the Special Meeting held on November 20, 1998, and the repayment of borrowings under the DDR Note with proceeds from the investment. These adjustments exclude any effect from the option of the Trust to require DDR to purchase additional shares to fund property acquisitions, as no further probable acquisitions have been identified by the Trust, other than as previously disclosed.

(E) Represents adjustments to reflect the sale of 1,958,003 Common Shares for $15.50 per share (or $30,349) to DDR, less estimated costs of issuance of $5,761, for the DDR Stock Transaction, the previous issuance of 1,258,471 Common Shares related to the Merger with a subsidiary of DDR, and the sale of 949, 147 Common Shares to DDR, as follows:


                  Placement fees..................................... $4,600
                  Advisory fees (fairness opinion)...................    600
                  Other (legal, proxy, etc.).........................    561
                                                                      ------
                  Issuance costs..................................... $5,761
                                                                      ======

(F) Represents adjustments for the application of the cash proceeds from DDR as follows: (i) $17,749 to the DDR Note for the A&A Portfolio and(ii) $4,110 to the DDR Note for the Other Recent Acquisitions.

(G) Represents adjustments for payments to management under the Change in Control Agreements, including payments equal to 2.5 times each individual officer's base salary and targeted bonus.

     No adjustment is required for the vesting of dividend equivalent rights, as the amounts have been accrued at September 30, 1998. No compensation expense would be recorded related to the immediate vesting of the options to purchase 75,000 Shares at $15.00 per share and the options to purchase 326,000 Shares at $13.625 per share, as the exercise price exceeds the current price per Common Share.



                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                              Trust         Recent             Probable         DDR Stock          Pro Forma
                                           Historical(A)  Transactions(B)    Acquisitions(C)   Transaction(D)        Total
                                          -----------     ------------       ------------      -----------         ----------
INCOME
Rents and tenant reimbursements            $   31,822      $   13,696        $   14,555              --           $   60,073
Interest and other income                         500              34                70              --                  604
                                           ----------      ----------        ----------        ----------         ----------

                                               32,322          13,730            14,625              --               60,677
                                           ----------      ----------        ----------        ----------         ----------

EXPENSES
Property operating expenses                    10,128           3,572             3,416              --               17,116
Depreciation and amortization                   5,821           2,162(E)          2,601(E)           --               10,584
Interest expense                               10,112           5,638(F)          5,689(G)         (1,676)(H)         19,763
General and administrative                      2,596              76               137              --                2,809
                                           ----------      ----------        ----------        ----------         ----------

Total expenses                                 28,657          11,448            11,843            (1,676)            50,272
                                           ----------      ----------        ----------        ----------         ----------

Income (loss) from operations before
     minority interest                          3,665           2,282             2,782             1,676             10,405

Minority interest                                (177)           --                --                --                 (177)
                                           ----------      ----------        ----------        ----------         ----------

Income (loss) from operations              $    3,488      $    2,282        $    2,782             1,676         $   10,228
                                           ==========      ==========        ==========        ==========         ==========


Income from operations
     per share:
       Basic and diluted                   $     0.30                                                             $     0.50
                                           ==========                                                             ==========

Weighted average number of
  Common Shares outstanding-basic              11,390           2,311             4,686             1,976             20,363(I)
                                           ==========      ==========        ==========        ==========         ==========

Weighted average number of
  Common Shares outstanding-diluted            11,408           2,311             4,686             1,958             20,363(I)
                                           ==========      ==========        ==========        ==========         ==========




(A) Represents the historical results of operations of the Trust for the nine months ended September 30, 1998. Certain reclassifications have been made to the historical statements of operations of the Trust for purposes of this pro forma financial information presentation.

(B) Represents adjustments for: (i) the 1998 Acquisitions; (ii) the acquisition of the Spieker Portfolio; (iii) the acquisition of Norfolk; (iv) the acquisition of the A&A Portfolio; (v) the acquisition of the Acquired Properties through the Merger with a subsidiary of DDR and issuance of 1,258,471 Common Shares to DDR; (vi) the sale to DDR of 949,147 Common Shares to DDR at $15.50 per share; and (vii) the acquisition of the Other Recent Acquisitions, which are derived from the historical operating results of the respective properties, except for depreciation and interest, which are based on the Trust's investment in the acquisitions and method of financing the acquisitions.

(C) Represents adjustments for the probable acquisition of Tech 29 and the Other Probable Acquisitions based on historical operating results, except for depreciation and interest, which are based on the Trust's investment in the acquisitions and method of financing the acquisitions. There can be no assurance that the acquisition of Tech 29 or the Other Probable Acquisitions will occur.

 (D) Represents adjustments for the DDR Stock Transaction. Since the intent of the pro forma condensed statement of operations is to reflect the expected continuing impact of the sale of 949,147 Common Shares to DDR at $15.50 per share, the acquisition of the Acquired Properties, and the DDR Stock Transaction, the one-time adjustment for payments to management under the Change in Control Agreements has been excluded. Upon consummation of the DDR Stock Transaction, this expense will be recognized on the Trust's statements of operations.

(E) Represents adjustment for depreciation which is calculated based on the allocation of the purchase price, with buildings depreciated using the straight-line method over a 40-year period.

(F) Represents adjustments for interest expense related to mortgages assumed and borrowings under the Trust's Credit Facility and the DDR Note in connection with the purchase of the 1998 Acquisitions, the Spieker Portfolio, Norfolk, the A&A Portfolio, the Acquired Properties and the Other Recent Acquisitions, offset by the reduction in interest expense incurred under the DDR Note which was repaid with proceeds received from the sale of 949,147 Shares to DDR at $15.50 per share. The assumed mortgages bear interest at fixed rates ranging from 7.28% to 8.13%, the Credit Facility bears interest at a floating rate of the average 30-day LIBOR rate plus 1.75%, and the DDR Note bears interest at a fixed rate of 10.25%.

(G) Represents adjustments for interest expense related to mortgages assumed and borrowings under the Trust's Credit Facility in connection with the purchase of Tech 29 and the Other Probable Acquisitions. The assumed mortgages have a weighted average interest rate of 8.74%, and the Credit Facility bears interest at a floating rate of the average 30-day LIBOR rate plus 1.75%.

(H) Represents adjustments for the reduction in interest expense from the repayment of notes with proceeds received from the sale of 1,958,003 Common Shares to DDR for net proceeds of $21,859, as follows: (i) $17,749 to the DDR Note for the A&A Portfolio and (ii) $4,110 to the DDR Note for the Other Recent Acquisitions.

(I) The pro forma weighted average shares outstanding include 18,000 weighted average Common Shares related to the 27,000 restricted shares issued to members of management on April 1, 1998, which become fully vested under the terms of the

     Change in Control Agreements. The pro forma weighted average shares outstanding -- diluted is the same as the pro forma weighted average shares outstanding -- basic upon full vesting of the restricted Shares. Excluded from the weighted average shares outstanding -- diluted are outstanding options to acquire Common Shares which have an exercise price greater than the average market price per Common Share during the period and, therefore, their effect would be antidilutive; nor are partnership units in the operating partnerships included in the weighted average shares outstanding -- diluted as their effective would be antidilutive. In addition, these adjustments exclude any effect from the option of the Trust to require DDR to purchase additional shares to fund property acquisitions, as no further probable acquisitions have been identified by the Trust.



                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                              8-K/A No.1                                        DDR
                                              Pro Forma        Recent         Probable         Stock              Pro
                                                Total   (A) Transactions(B) Acquisitions(C) Transaction(D)       Forma
                                             -----------    ------------    ------------    -----------        ----------
INCOME
Rents and tenant reimbursements              $   41,239          13,002         13,555            --           $   67,796

Interest and other income                           500              16             49            --                  565
                                             ----------      ----------     ----------      ----------         ----------

                                                 41,739          13,018         13,604            --           $   68,361
                                             ----------      ----------     ----------      ----------         ----------


EXPENSES
Property operating expenses                      15,262           3,367          4,427            --               23,056

Depreciation and amortization                     7,605           2,515 (E)      3,467 (E)        --               13,587

Interest expense                                 14,990           6,078 (F)      7,634 (G)      (2,240)(H)         26,462

General and administrative                        3,964             194             58            --                4,216
                                             ----------      ----------     ----------      ----------         ----------


Total expenses                                   41,821          12,154         15,586          (2,240)            67,321
                                             ----------      ----------     ----------      ----------         ----------

Income (loss) from operations before
     minority interest                              (82)            864         (1,982)          2,240              1,040

Minority interest                                   208            --             --              --                  208
                                             ----------      ----------     ----------      ----------         ----------

Income (loss) from operations                $      126      $      864     $   (1,982)     $    2,240         $    1,248
                                             ==========      ==========     ==========      ==========         ==========


Income (loss) from operations per share:
       Basic and diluted                     $     0.01                                                        $     0.06
                                             ==========                                                        ==========

Weighted average number of
  Common Shares outstanding                      11,193           2,813          4,686           1,985             20,677(I)
                                             ==========      ==========     ==========      ==========         ==========


(A) Reference is made to the April 30 Form 8-K/A, which is incorporated herein by reference, for the source of the Trust's pro forma statement of operations for the year ended December 31, 1997, which gives pro forma effect to the following transactions as if the transactions had occurred on January 1, 1997:

     (i)   the acquisition of 15 industrial real estate properties;

     (ii)  the sale of two industrial real estate properties;

     (iii) the merger with four publicly traded real estate limited partnerships;

     (iv)  the acquisition of the Spieker Portfolio;

     (v)   the acquisition of North Austin; and

     (vi) the acquisition, through AIP Operating, L.P., a limited partnership in which the Trust has a 99% controlling ownership interest, of Spring Valley #6.

(B) Represents adjustments for: (i) the 1998 Acquisitions; (ii) the acquisition of the Spieker Portfolio; (iii) the acquisition of Norfolk; (iv) the acquisition of the A&A Portfolio; (v) the acquisition of the Acquired Properties through the Merger with a subsidiary of DDR and issuance of 1,258,471 Common Shares to DDR; (vi) the sale to DDR of 949,147 Common Shares to DDR at $15.50 per share; and (vii) the acquisition of the Other Recent Acquisitions, which are derived from the historical operating results of the respective properties, except for depreciation and interest, which are based on the Trust's investment in the acquisitions and method of financing the acquisitions.

(C) Represents adjustments for the probable acquisition of Tech 29 and the Other Probable Acquisitions based on historical operating results, except for depreciation and interest, which are based on the Trust's investment in the acquisitions and method of financing the acquisitions. There can be no assurance that the acquisition of Tech 29 or the Other Probable Acquisitions will occur.

 (D) Represents adjustments for the DDR Stock Transaction. Since the intent of the pro forma condensed statement of operations is to reflect the expected continuing impact of the sale of 949,147 Common Shares to DDR at $15.50 per share, the acquisition of the Acquired Properties, and the DDR Stock Transaction, the one-time adjustment for payments to management under the Change in Control Agreements has been excluded. Upon consummation of the DDR Stock Transaction, this expense will be recognized on the Trust's statements of operations.

(E) Represents adjustment for depreciation which is calculated based on the allocation of the purchase price, with buildings depreciated using the straight-line method over a 40-year period.

(F) Represents adjustments for interest expense related to mortgages assumed and borrowings under the Trust's Credit Facility and the DDR Note in connection with the purchase of the 1998 Acquisitions, the Spieker Portfolio, Norfolk, the A&A Portfolio, the Acquired Properties and the Other Recent Acquisitions, offset by the reduction in interest expense incurred under the DDR Note, which was repaid with proceeds received from the sale of 949,147 Shares to DDR at $15.50 per share. The assumed mortgages bear interest at fixed rates ranging from 7.28% to 8.13%, the Credit

     Facility bears interest at a floating rate of the average 30-day LIBOR rate plus 1.75%, and the DDR Note bears interest at a fixed rate of 10.25%.

(G) Represents adjustments for interest expense related to mortgages assumed and borrowings under the Trust's Credit Facility in connection with the purchase of Tech 29 and the Other Probable Acquisitions. The assumed mortgages have a weighted average interest rate of 8.74%, and the Credit Facility bears interest at a floating rate of the average 30-day LIBOR rate plus 1.75%.

(H) Represents adjustments for the reduction in interest expense from the repayment of notes with proceeds received from the sale of 1,958,003 Common Shares to DDR for net proceeds of $21,859, as follows: (i) $17,749 to the DDR Note for the A&A Portfolio and (ii) $4,110 to the DDR Note for the Other Recent Acquisitions.

(I) The pro forma weighted average shares outstanding include 27,000 restricted Common Shares issued to members of management on April 1, 1998, which become fully vested under the terms of the Change in Control Agreements. The pro forma weighted average shares outstanding -- diluted equal the pro forma weighted average shares outstanding -- basic upon full vesting of the restricted shares. Excluded from the weighted average shares outstanding are outstanding options to acquire Common Shares which have an exercise price greater than the average market price per Common Share during the period and, therefore, their effect would be antidilutive; nor are partnership units in the operating partnerships included in the weighted average shares outstanding as their effect would be antidilutive. In addition, these adjustments exclude any effect from the option of the Trust to require DDR to purchase additional shares to fund property acquisitions, as no further probable acquisitions have been identified by the Trust.

                                  EXHIBIT LIST

Exhibit
Number            Description
-------           -----------
10.1    Purchase and Sale Agreement, dated as of May 10, 1998, by and between
        A&A Greenbrier, Inc., A&A Northpointe B, Inc., A&A Northpointe C, Inc.
        and A&A Greenbrier Tech, Inc. and DDR Office Flex Corporation.
10.2    Purchase and Sale Agreement, dated as of May 10, 1998, by and between
        Battlefield/Virginia, Inc. and DDR Office Flex Corporation.
10.3    Amendment to Purchase and Sale Agreement dated July 8, 1998, by and between A&A Greenbrier, Inc., A&A Northpointe B, Inc., A&A Northpointe
        C, Inc. and A&A Greenbrier Tech, Inc. and DDR Office Flex Corporation.
10.4    Amendment to Purchase and Sale Agreement dated July 8, 1998, by and between Battlefield/Virginia, Inc. and DDR Office Flex Corporation.
10.5    Second Amendment to Purchase and Sale Agreement dated September 30,
        1998, by and between A&A Greenbrier, Inc., A&A Northpointe B, Inc., A&A
        Northpointe C, Inc. and A&A Greenbrier Tech, Inc. and DDR Office Flex
        Corporation.
10.6    Second Amendment to Purchase and Sale Agreement dated September 30,
        1998, by and between Battlefield/Virginia, Inc. and DDR Office Flex
        Corporation.
10.7    Special Warranty Deed, dated as of October 14, 1998, by and between A&A
        Greenbrier, Inc. and American Industrial Properties REIT.
10.8    Special Warranty Deed, dated as of October 14, 1998, by and between A&A
        Northpointe B, Inc. and American Industrial Properties REIT.
10.9    Special Warranty Deed, dated as of October 14, 1998, by and between A&A
        Northpointe C, Inc. and American Industrial Properties REIT.
10.10   Special Warranty Deed, dated as of October 14, 1998, by and between A&A
        Greenbrier Tech, Inc. and American Industrial Properties REIT.
23.1    Consent of PricewaterhouseCoopers LLP